Intangible Assets and Goodwill	12 Months Ended
Dec. 31, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets Disclosure [Text Block]
Intangible Assets and Goodwill
The following table summarizes intangible assets, net (in thousands):

	December 31,
	2015	2014
Developed technology	$23,684	$28,391
Channel partner relationships(1)	12,039	16,945
Capitalized development costs(1)	2,856	3,302
Customer relationships(1)	1,194	797
	39,773	49,435
Accumulated amortization
Developed technology	(7,078)	(2,855)
Channel partner relationships(1)	(68)	—
Capitalized development costs(1)	(589)	(272)
Customer relationships(1)	(99)	(7)
	(7,834)	(3,134)
Total finite-lived assets, net	31,939	46,301
Indefinite lived intangible assets - trade names	22,080	26,970
Total intangible assets, net	$54,019	$73,271
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(1)	Includes the impact of foreign currency exchange rate fluctuations.
During the fourth quarter of 2015, the Company concluded that its lower net revenue due to timing of projected growth of products and integration of channel partner relationships from the acquisition of Overland could be indicators of impairment and, therefore, had a third party impairment analysis performed. At December 31, 2015, as a result of the analysis, the Company recorded an impairment of $10.7 million of which $1.7 million related to developed technology, $4.1 million related to channel partner relationships, and $4.9 million related to trade names.
On March 21, 2014, the Company acquired from V3 Systems certain Virtual Desktop Implementation (“VDI”) technology, including V3 Desktop Cloud Orchestrator® software, which allows administrators to manage local, cloud hosted, or hybrid virtual desktop deployments, and purpose-built, compact, efficient and easy-to-manage servers. On closing, the purchase price for the acquired assets was $14.4 million, which was paid with a combination of $4.2 million in cash and the issuance of 1,089,867 common shares at $5.92 per share. The identified intangible assets as of the date of the purchase agreement consisted of $14.4 million of developed technology with a useful life of four years. In addition, the Company was subject to an earn-out, based on the achievement of certain milestones in revenue and gross margin related to the VDI technology, of up to an additional $5.0 million. The estimated earn-out liability was $2.5 million as of December 31, 2014, and was included in other current liabilities. The earn-out period expired on June 21, 2015 and the estimated earn-out liability of $2.5 million was reversed with an offsetting reduction to developed technology.
Amortization expense of intangible assets was $6.1 million and $3.1 million for the years ended December 31, 2015 and 2014, respectively. Estimated amortization expense for intangible assets is approximately $5.1 million, $5.0 million, $3.4 million, $2.4 million, and $2.4 million in fiscal 2016, 2017, 2018, 2019 and 2020, respectively.
Goodwill
In August 2015, the Company completed an acquisition of assets related to the RDX® removable disk product lines which resulted in an addition to goodwill of $5.3 million. In December 2014, the Company completed its acquisition of Overland which resulted in an addition to goodwill $38.8 million. For the years ended December 31, 2015 and 2014, there was no impairment recognized related to goodwill.